Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This Third Amendment to Amended and Restated Loan and Security Agreement (“Amendment”) is dated as of November 17, 2021 by and among 1ST FRANKLIN FINANCIAL CORPORATION (“Borrower”), WELLS FARGO BANK, N.A., as agent for Lenders (in such capacity, “Agent”) and the financial institutions a party hereto as lenders (collectively, the “Lenders” and each is a “Lender”).

BACKGROUND

A.Borrower, Lenders, and Agent are parties to a certain Amended and Restated Loan and Security Agreement dated as of November 19, 2019 (as amended or modified from time to time, the “Loan Agreement”).  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

B.Borrower has requested and Agent and Lenders have agreed to amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby promise and agree as follows:

1.Amendments.

(a)Definition. The following definitions contained in Section 1.1 of the Loan Agreement is hereby amended and restated as follows:

“Applicable Margin” means 2.75%.

“Maturity Date” means February 28, 2024, as such date may be extended from time to time in accordance with the provisions of Section 2.4 of this Agreement.

(b)Accordion.  The introductory paragraph of Section 2.13 is amended and restated as follows:

Section 2.13Accordion.  Subject to the terms and conditions set forth herein below, Borrowers shall have a right at any time to increase the amount of the Maximum Principal Amount (the “Accordion Increase”) in an amount acceptable to Agent in its sole and absolute discretion; provided, however, that the aggregate amount of the Accordion Increase shall not exceed $100,000,000.  The following additional terms and conditions shall apply to the Accordion Increase:

2.Effectiveness Conditions.  This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Agent and Agent’s counsel):

116549.01097/127332284v.2

(a)Execution and delivery by Borrower, Guarantors and Lenders of this Amendment to Agent;

(b)Payment by Borrower to Agent, for the benefit of Lenders pro rata based upon Commitment Percentages, in immediately available funds of a fully earned and non-refundable amendment fee in the amount of $69,000; and

(c)Execution and/or delivery by the parties of all other agreements, instruments and documents requested by Agent to effectuate and implement the terms hereof and the Credit Documents.

3.Representations and Warranties.  Borrower represents and warrants to Agent and Lenders that:

(a)All warranties and representations made to Agent and Lenders under the Loan Agreement and the Credit Documents are true and correct in all material respects.

(b)The execution and delivery by Borrowers and Guarantors of this Amendment and the performance by each of them of the transactions herein and therein contemplated do not and will not violate any provisions of any law, rule, regulation, judgment, order, writ, decree, determination or award or breach any provisions of the charter, bylaws or other organizational documents of any Borrower or any Guarantor, or constitute a default or result in the creation or imposition of any security interest in, or lien or encumbrance upon, any assets of any Borrower or any Guarantor (immediately or with the passage of time or with the giving of notice and passage of time, or both) under any other contract, agreement, indenture or instrument to which a Borrower or a Guarantor is a party or by which a Borrower or a Guarantor or its property is bound with failure to comply resulting in a material adverse change in the business, operations, property (including the Collateral), prospects or financial condition of any Borrower or any Guarantor.

(c)This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith will be valid, binding and enforceable in accordance with its respective terms.

(d)No Event of Default or Default has occurred under the Loan Agreement.

4.Representations and Release of Claims.  Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower, any Guarantor or any third party to Agent and Lenders as evidenced by the Credit Documents.  Borrower and each Guarantor hereby acknowledge, agree, and represent that (a) as of the date of this Amendment, there are no known claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Credit Documents or the other obligations created or evidenced by the Credit Documents; (b) as of the date of this Amendment, neither Borrower nor any Guarantor has any known claims, offsets, defenses or counterclaims arising from any of Agent’s acts or omissions with respect to the Credit Documents or Agent’s performance under the Credit Documents; (c) as of the date of this Amendment, Borrower has reviewed and reconciled all Advances, calculations of interest due and principal owing, and agrees with and has no claims regarding any such matters and (d) Borrower promises to pay to the order of Agent and Lenders the indebtedness evidenced by the Note according to the terms thereof.  In consideration of the modification of certain provisions of the Credit Documents, all as herein provided, and the other benefits received by Borrower hereunder, Borrower and each Guarantor hereby RELEASE,

2

116549.01097/127332284v.2

RELINQUISH and forever DISCHARGE Agent and Lenders, and their predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the “Released Parties”), of and from any and all present known claims, demands, actions and causes of action of any and every kind or character, which Borrower or Guarantors, or any of them, has or may have against Released Parties arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, the Guaranties, and the other Credit Documents occurring prior to the date hereof.  Further, Borrower and Guarantors warrant and represent that they are not now aware of any claims or potential claims against Agent or Lenders pursuant to the Loan Agreement.

5.Collateral.  As security for the payment of the Obligations to Agent and Lenders under the Loan Agreement and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement and the Credit Documents, Borrower reconfirms the prior security interest and lien on, upon and to, its Collateral, whether now owned or hereafter acquired, created or arising and wherever located.  Borrower hereby confirms and agrees that all security interests and Liens granted to Agent for the ratable benefit of Lenders continue in full force and effect and shall continue to secure the Obligations.  All Collateral remains free and clear of any Liens other than Permitted Liens.  Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of Agent’s existing security interest in and Liens upon the Collateral.

6.Acknowledgment of Indebtedness and Obligations.  Borrower and Guarantors hereby acknowledge and confirm that as of the date hereof, Borrower is indebted to Agent and Lenders, without known defense, setoff or counterclaim, for all Obligations under the Loan Agreement (in addition to any other indebtedness or obligations owed by Borrowers to Wells Fargo Affiliates), plus continually accruing interest and all fees, costs, and expenses, including reasonable attorneys’ fees, incurred through the date hereof.

7.Ratification of Credit Documents.  This Amendment shall be incorporated into and deemed a part of the Loan Agreement.  Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Credit Documents are hereby ratified and confirmed and continue unchanged and in full force and effect.  All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

8.Acknowledgment of Guarantors.  By execution of this Amendment, each Guarantor hereby acknowledges the terms and conditions of this Amendment and confirms that such Guarantor guarantees, as surety, all of Borrower’s Obligations to Agent and Lenders pursuant to and subject to the terms, conditions and limitations contained in its respective Guaranty.

9.Governing Law.  THIS AMENDMENT, THE LOAN AGREEMENT AND THE EXISTING CREDIT DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF NEW YORK AND SHALL, TOGETHER WITH ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

10.Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  This Amendment may be executed by means of (a) an electronic

3

116549.01097/127332284v.2

signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) an e-mail transmission of a Portable Document Format File (also known as an “PDF” file), faxed, scanned, or photocopied manual signature.  Each electronic signature or PDF, faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.

SIGNATURES ON FOLLOWING PAGE

4

116549.01097/127332284v.2

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

BORROWER:	1ST FRANKLIN FINANCIAL CORPORATION By:/s/ Virginia C. Herring Name:Virginia C. Herring Title:President and Chief Executive Officer
GUARANTORS:	FRANDISCO LIFE INSURANCE COMPANY By:/s/ A. Roger Guimond, Jr. Name:A. Roger Guimond Title:President
FRANDISCO PROPERTY & CASUALTY LIFE INSURANCE COMPANY By:/s/ A. Roger Guimond, Jr. Name:A. Roger Guimond, Jr. Title:President

[SIGNATURE PAGE TO THIRD AMENDMENT

TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

116549.01097/127332284v.2

AGENT:	WELLS FARGO BANK, N.A. By:/s/ William M. Laird William M. Laird, Senior Vice President
LENDERS:

WELLS FARGO BANK, N.A.

By:/s/ William M. Laird

William M. Laird, Senior Vice President

FIRST HORIZON BANK

By:/s/ Daniel J. McCarthy

Name:Daniel J. McCarthy

Title:Senior Vice President

RENASANT BANK

By:/s/ Sean M. Schumacher

Name:Sean M. Schumacher

Title:First Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT

TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

116549.01097/127332284v.2